Exhibit 32.2


                    Certification pursuant to 18 U.S.C. 1350,
      as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2002
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In connection with the Quarterly Report of Vision Global Solutions, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, JEAN-PAUL OUELLETTE , Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 21, 2006

/s/ JEAN-PAUL OUELLETTE
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JEAN-PAUL OUELLETTE
Chief Accounting Officer